UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) November 14, 2006


                                Neurologix, Inc.
                                ----------------
               (Exact Name of Registrant as Specified in Charter)

                       Commission File Number: 000-13347
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               Delaware                                 06-1582875
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  (State or other Jurisdiction of          (I.R.S. Employer Identification No.)
          Incorporation)

                  One Bridge Plaza, Fort Lee, New Jersey 07024
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (201) 592-6451
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

         On November 14, 2006, Neurologix, Inc. issued a press release announcing its earnings for the quarter ended September 30, 2006. A copy of the press release is furnished herewith as Exhibit 99.1.

         The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01.    Financial Statements and Exhibits.

         (d) Exhibits

         99.1 Press Release issued by Neurologix, Inc. on November 14, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 14, 2006


                                              NEUROLOGIX, INC.


                                              By:  /s/ Marc L. Panoff
                                                   -----------------------
                                                   Marc L. Panoff
                                                   Chief Financial Officer,
                                                   Secretary and Treasurer